SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF
                            EACH OF THE LISTED FUNDS:

                             ----------------------


          Cash Account Trust              Investors Cash Trust
            Government & Agency             Treasury Portfolio
            Securities Portfolio
            Money Market Portfolio        Tax-Exempt California Money
            Tax-Exempt Portfolio            Market Fund

The  following   information   supplements   disclosure  under  "Policies  about
transactions" in the "Policies you should know about" section

Orders processed through dealers or other financial services firms via Fund/SERV will be effected as of the 5:00 p.m. (4:00 p.m. for Tax-Exempt California Money Market Fund and Tax-Exempt Portfolio) Eastern time net asset value effective on the day the order is received.

Purchases processed via Fund/SERV will begin earning dividends on the day the fund receives the payment (typically the next business day). For redemptions processed via Fund/SERV, you generally will receive dividends accrued up to, but not including, the business day that payment for your shares is made.










               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

March 16, 2006
DMF-3635